UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2014

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 13, 2014, Pfizer Inc. (the “Company”) issued an announcement (the “Announcement”) pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers disclosing, among other things, that it published a presentation to the shareholders of AstraZeneca plc (“AstraZeneca”) on the merits of a combination of the two companies (the “Shareholder Presentation”). A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. A copy of the Shareholder Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated May 13, 2014.

99.2	Presentation to AstraZeneca shareholders, dated May 13, 2014.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Atiba D. Adams
Atiba D. Adams
Vice President, Corporate Secretary &
Chief Governance Counsel

Dated: May 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated May 13, 2014.

99.2	Presentation to AstraZeneca shareholders, dated May 13, 2014.

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